Fees Summary	May 22, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	690.50
Total Transaction Valuation	5,000,000.00
Total Offset Amount	0.00
Net Fee	$ 690.50